                                                                    EXHIBIT 10.1
                         GIGA INFORMATION GROUP, INC.



                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT



                               NOVEMBER 13, 1995

                               TABLE OF CONTENTS
                               -----------------



                                                                    PAGE
                                                                    -----


1.   AGREEMENT TO PURCHASE AND SELL STOCK ........................   1
     1.1  Authorization ..........................................   1
     1.2  Agreement to Purchase and Sell .........................   1

2.   CLOSING .....................................................   2
     2.1   The Closing ...........................................   2
     2.2   Additional Closing ....................................   2
          (a)    Conditions of Additional Closing ................   2
          (b)    Amendments ......................................   2
          (c)    Status of New Investors .........................   2

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY ...............   3
     3.1   Organization, Good Standing and Qualification .........   3
     3.2   Authorization .........................................   3
     3.3   Valid Issuance of Preferred and Common Stock ..........   4
     3.4   Capitalization ........................................   4
          (a)    Preferred Stock .................................   4
          (b)    Common Stock ....................................   4
          (c)    Options, Warrants, Reserved Shares ..............   4
          (d)    Outstanding Security Holders ....................   5
          (e)    Valid Issuance ..................................   5
     3.5   Subsidiaries ..........................................   5
     3.6   Governmental Consents .................................   6
     3.7   Contracts and Other Commitments .......................   6
     3.8   Litigation ............................................   6
     3.9   Invention Assignment and Confidentiality Agreement ....   6
     3.10  Proprietary Assets ....................................   7
     3.11  Compliance with Law and Charter Documents .............   7
     3.12  Registration Rights ...................................   7

     3.13  Financial Statements ..................................   7
     3.14  Disclosure ............................................   8
     3.15  Certain Actions .......................................   8
     3.16  Activities Since Balance Sheet Date ...................   8
     3.17  Employee Benefit Plans ................................   8
     3.18  Tax Returns, Payments and Elections ...................   9
     3.19  Related Party Transactions ............................   9

                                                                       PAGE


4.   REPRESENTATIONS WARRANTIES AND CERTAIN
     AGREEMENTS OF INVESTORS ........................................   9
     4.1   Authorization ............................................   9
     4.2   Purchase for Own Account .................................   9
     4.3   Disclosure of Information ................................  10
     4.4   Investment Experience ....................................  10
     4.5   Accredited Investor Status ...............................  10
     4.6   Restricted Securities ....................................  10
     4.7   Further limitations on Disposition .......................  11
     4.8   Legends ..................................................  11
     4.9   Waiver of Conflicts ......................................  12

5.   CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING ................  12
     5.1   Representations and Warranties True ......................  13
     5.2   Performance ..............................................  13
     5.3   Restated Articles Effective ..............................  13
     5.4   Compliance Certificate ...................................  13
     5.5   Securities Exemptions ....................................  13
     5.6   Proceedings and Documents ................................  13
     5.7   No Material Change .......................................  13
     5.8   Registration Rights Agreement; Voting Agreement; Co-Sale
           Agreement ................................................  13
     5.9   Opinion of Counsel .......................................  14
     5.10  Directors ................................................  14
     5.11  Minimum Shares Purchased .................................  14

6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING .............  14
     6.1   Representations and Warranties ...........................  14
     6.2   Payment of Purchase Price ................................  14
     6.3   Restated Certificate Effective ...........................  14
     6.4   Securities Exemptions ....................................  14
     6.5   Registration Rights Agreement ............................  14
     6.6   Minimum Shares Purchased .................................  15

7.   COVENANTS OF THE COMPANY .......................................  15
     7.1   Delivery of Financial Statements .........................  15
     7.2   Inspection ...............................................  16


8.   MISCELLANEOUS ..................................................  16

                               TABLE OF CONTENTS
                                  (continued)


                                                                 Page
                                                                 ----

     8.1       Survival of Warranties and Covenants .............  16
     8.2       Successors and Assigns ...........................  16
     8.3       Governing Law ....................................  17
     8.4       Counterparts .....................................  17
     8.5       Headings .........................................  17
     8.6       Notices ..........................................  17
     8.7       Expenses .........................................  17
     8.8       No Finder's Fees .................................  18
     8.9       Amendments and Waivers ...........................  18
     8.10      Severability .....................................  18
     8.11      Entire Agreement .................................  18
     8.12      Further Assurances ...............................  18


Exhibit A      -   Schedule of Investors

Exhibit B      -   Amended and Restated Certificate of Incorporation

Exhibit C      -   Schedule of Exceptions

Exhibit D      -   List of Stockholders

Exhibit E      -   List of Subsidiaries

Exhibit F      -   Non Competition Agreement

Exhibit G      -   Registration Rights Agreement

Exhibit H      -   Voting Agreement

Exhibit I      -   Co-Sale Agreement

Exhibit J      -   Opinion of Brobeck, Phleger & Harrison

                         GIGA INFORMATION GROUP, INC.

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


          This SERIES B PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of November 13, 1995 by and among Giga Information Group, Inc., a Delaware corporation (the "COMPANY"), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each
                                                        ---------
hereinafter individually referred to as an "Investor" and collectively referred to as the "INVESTORS").


                                    RECITAL

          A. The Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company's Series B Preferred Stock on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   AGREEMENT TO PURCHASE AND SELL STOCK.
          -------------------------------------

          1.1  Authorization. As of the Closing (as defined below) the Company
               -------------
will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of the shares of the Company's Series B Preferred Stock, $.001 par value (the "SERIES B STOCK") to be sold by it pursuant to this Agreement, having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company attached to this Agreement as Exhibit B (the "RESTATED CERTIFICATE").
             ---------

          1.2  Agreement to Purchase and Sell. The Company agrees to sell to
               ------------------------------
each Investor at the Closing, and each Investor agrees, severally and not jointly, to purchase from the Company at the Closing, the number of shares of Series B Stock set forth beside such Investor's name on Exhibit A at a price of
                                                        ---------
$3.50 per share. The shares of Series B Stock purchased and sold pursuant to this Agreement will be collectively hereinafter referred to as the "PURCHASED SHARES" and the shares of the Company's Common Stock, $.001 par value per share, issuable upon conversion of the Purchased Shares will be hereinafter referred to as the "CONVERSION SHARES".

     2.   CLOSING.
          -------

          2.1  The Closing. The purchase and sale of the Purchased Shares will
               -----------
take place at the offices of Brobeck, Phleger & Harrison, Spear Street Tower, One Market, San Francisco, California 94105, at 10:00 a.m. Pacific Time, November 13, 1995 or at such other time and place as the Company and Investors who have agreed to purchase a majority of the Purchased Shares listed on Exhibit
                                                                         -------
A mutually agree (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, the Company will deliver to each Investor a certificate representing the number of Purchased Shares that such Investor has agreed to purchase hereunder as shown on Exhibit A, and each Investor shall pay
                                         ---------
to the Company the full purchase price of such Purchased Shares, by (i) a check payable to the Company's order, or (ii) wire transfer of funds to the Company.

          2.2  Additional Closing.
               ------------------

          (a)  Conditions of Additional Closing. At any time or times within
               --------------------------------
thirty (30) days immediately following the Closing, the Company may, at one or more closings (each an "ADDITIONAL CLOSING"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("NEW INVESTORS"), at a price of not less than $3.50 per share, up to that number of shares of Series B Stock that is equal to 5,142,856 shares of Series B Stock less the number of shares of Series B Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and upon conversion of the Convertible Note (as defined in Section 3.4(c)). New Investors may include persons or entities who are already Investors under this Agreement.

          (b)  Amendments. The Company and the New Investors purchasing Series B
               ----------
Stock at any Additional Closing will execute counterpart signature pages to this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement (each as defined in Section 5.8), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after any Additional Closing, Exhibit A to
                                                                    ---------
this Agreement will be amended by the Company to list the New Investors purchasing shares of Series B Stock hereunder and the number of shares of Series B Stock purchased by each New Investor under this Agreement at the Additional Closing.

          (c)  Status of New Investors. Upon the completion of the Additional
              -----------------------
Closing as provided in this Section 2, each New Investor will be deemed to be an "INVESTOR" for all purposes of this Agreement, the Registration Rights

Agreement and the Co-Sale Agreement, and a "SERIES B PURCHASER" for purposes of the Voting Agreement.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions ("SCHEDULE OF EXCEPTIONS") attached to this Agreement as

Exhibit C the statements in the following paragraphs of this Section 3 are all
---------
true and correct in all material respects:

          3.1  Organization, Good Standing and Qualification. The Company and
               ----------------------------------------------
each Significant Subsidiary (as defined below) is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, and, in the case of the Company, to execute and deliver this Agreement, the Registration Rights Agreement and the Voting Agreement, to issue and sell the Series B Stock, to issue the Conversion Shares, and to carry out the provisions of this Agreement, the Registration Rights Agreement, the Voting Agreement and the Restated Certificate. The Company and each Significant Subsidiary are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, properties, financial condition or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). As used in this Agreement, the term "Significant Subsidiary" shall have the meaning set forth in Regulation S-X under the Securities Act of 1933, as amended (the "Securities Act"), except that all references therein to 10% shall be deemed to refer to 20%; provided, that the term "Significant Subsidiary" shall include ExperNet, Inc.

          3.2  Authorization.  All corporate action on the part of the Company
               -------------
and its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Voting Agreement, the performance of all obligations of the Company hereunder and thereunder, as the case may be, and the authorization, issuance, sale, and delivery of the Purchased Shares and the authorization and registration for issuance of Conversion Shares has been duly taken or will be taken prior to the closing or the applicable Additional Closing, as the case may be, and this Agreement, the Registration Rights Agreement and the Voting Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

          3.3  Valid Issuance of Preferred and Common Stock.
               --------------------------------------------

               (a) The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Registration Rights Agreement and the Voting Agreement and under applicable state and federal securities laws. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Registration Rights Agreement and the Voting Agreement, and under applicable state and federal securities laws.

          (b)  Based in part on the representation made by the Investors in
Section 4 hereof, the Purchased Shares and (assuming no change in applicable law and no unlawful distribution of Purchased Shares by Investors or other parties) the Conversion Shares will be issued in full compliance with applicable U.S. state and federal securities laws (provided that with respect to the Conversion
                                   -------- ----
Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Purchased Shares and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Purchased Shares upon conversion thereof in accordance with the Restated Certificate).

          3.4  Capitalization.  Immediately prior to the Closing the
               --------------
capitalization of the Company will consist of the following:

          (a)  Preferred Stock.  A total of Ten Million (10,000,000) authorized
               ---------------
shares of preferred stock, $.001 par value per share (the "PREFERRED STOCK"), consisting of Six Hundred Fifty Thousand (650,000) shares designated as Series A Preferred Stock (the "SERIES A STOCK"), not more than 590,000 of which will be issued or outstanding and Six Million (6,000,000) shares designated as Series B Preferred Stock ("SERIES B STOCK"), none of which will be issued and outstanding. The rights of the Series A Stock are, and the rights, preferences and privileges of the Series B Stock will be, as stated in the Restated Certificate and as provided by law.

          (b)  Common Stock.  A total of Twenty-Eight Million (28,000,000)
               ------------
authorized shares of common stock, $.001 par value per share (the "COMMON STOCK"), of which not more than 6,172,000 shares will be issued and outstanding.

          (c)  Options, Warrants, Reserved Shares.  Except for:  (i) the

               ----------------------------------
conversion privileges of the Series A Stock and Series B Stock; (ii) the Five Million

(5,000,000) shares of Common Stock reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan (of which Two Hundred Thousand (200,000) shares have been issued and options have been granted to purchase an additional One Million Seven Hundred Thirty-Two Thousand (1,732,000) shares); (iii) options to purchase Seven Hundred Eighty Thousand (780,000) shares granted under contractual arrangements and not under such plan; (iv) a Convertible Promissory Note of the Company with an aggregate principal amount of $2,000,000 which is convertible into Five Hundred Seventy-One Thousand Four Hundred Twenty-Eight (571,428) shares of the Company's Series B Stock at the Closing (the "CONVERTIBLE NOTE"); (v) warrants to purchase an aggregate of Two Hundred Eighty-Five Thousand Seven Hundred Fourteen (285,714) shares of Series B Stock issued in connection with the Convertible Note at a price equal to 66-2/3% of the purchase price for the Purchased Shares; (vi) a warrant to purchase 100,000 shares of Series B Preferred Stock to be issued to Montgomery Securities in connection with its services as placement agent; (vii) a convertible note dated April 5, 1995 payable to Friday Holdings, L.P.; and (viii) up to 160,000 shares of Common Stock issuable to David Gilmour pursuant to the terms of the Stock Purchase Agreement dated July 6, 1995, between the Company and Mr. Gilmour; there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.4(c), and except for rights of repurchase and rights of first refusal held by the Company to repurchase shares of its stock issued to founders of the Company, no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights or rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company, and, to the Company's knowledge, no officer, director or holder of the Company's Common Stock is a party to any voting agreement or voting trust other than the Voting Agreement.

          (d)  Outstanding Security Holders.  Exhibit C attached hereto contains
               ----------------------------   ---------
a listing of all holders of the outstanding Common Stock and Series A Stock immediately prior to the Closing.

          (e)  Valid Issuance.  The outstanding Series A Preferred Stock and
               --------------
Common Stock referred to in Section 3.4(a) and (b) are duly and validly issued, fully paid and nonassessable.

          3.5  Subsidiaries.  Exhibit E attached hereto contains a listing of
               ------------   ---------

all of the Company's subsidiaries. The Company beneficially owns or has the right to acquire all of the outstanding capital stock of each of its subsidiaries.

          3.6  Governmental Consents.  No consent, approval, qualification,
               ---------------------
order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Series B Stock by the Company or the issuance of Common Stock upon conversion of the Series B Preferred Stock, except (i) the filing of the Restated Certificate with the Secretary of State of the State of Delaware, and (ii) such filings as have been or will be made prior to the Closing, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

          3.7  Contracts and Other Commitments.  Neither the Company nor any of
               -------------------------------
its Significant Subsidiaries has any material contract, agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that do not involve more than $100,000, and do not extend for more than one (1) year beyond the date hereof, (ii) contracts entered into in the ordinary course of business,
(iii) contracts terminable at will by the Company on no more than thirty (30) days, notice without cost or liability to the Company which are not material to the conduct of the Company's business, (iv) contracts described in the Placement Memorandum (as defined in Section 3.13 and leases of offices and facilities identified therein), and (v) employment or consulting agreements with persons who are not directors or executive officers of the Company. Neither the Company nor any of its Significant Subsidiaries has a collective bargaining agreement with any of its United States employees.

          3.8  Litigation.  There is no action, suit, proceeding, claim,
               ----------
arbitration or investigation ("ACTION") pending (or, to the best of the Company's knowledge, currently threatened) against the Company or any of its subsidiaries, or their activities, properties or assets or, to the best of the Company's knowledge, against any officer or director of the Company or its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or any of its subsidiaries or questioning the validity of this Agreement or any action taken or to be taken in connection herewith that could reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company has threatened, and intends, to initiate.

          3.9  Invention Assignment and Confidentiality Agreement.  Each

               --------------------------------------------------
employee and contractor of the Company, BIS Strategic Decisions, Inc. ("BIS") and ExperNet, Inc. ("ExperNet") who is engaged in information technology research and analysis, or software development, has entered into and executed an agreement containing confidentiality obligations in the form attached to this Agreement as

Exhibit F or an agreement containing substantially similar terms, or terms no
---------
less favorable to the Company.

          3.10 Proprietary Assets.  The Company and its Significant Subsidiaries
               ------------------
have full title and ownership of, or are duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, confidential and proprietary information, designs and proprietary rights necessary to enable them to carry on their business as now conducted (the "PROPRIETARY ASSETS") and have or expect in good faith to be able to obtain or create the Proprietary Assets necessary to carry on their business as proposed to be conducted, without, to the best of their knowledge, any conflict with or infringement of the rights of others, where the same would have a Material Adverse Effect. Neither the Company nor, to its knowledge, any of its subsidiaries, has granted any options, licenses or agreements of any kind giving any third party any exclusive rights to any material Proprietary Assets of the Company. The Company has not received any communications alleging that the Company has violated or, by conducting its business as now conducted and as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

          3.11 Compliance with Law and Charter Documents.  Neither the Company
               -----------------------------------------
nor any of its Significant Subsidiaries is in violation or default of any provisions of their Certificate or Articles of Incorporation or Bylaws, both as amended (or foreign equivalents thereof), and to the best of the Company's knowledge, except for any violations that would have no Material Adverse Effect, the Company and its Significant Subsidiaries are in compliance with all material indentures, instruments or agreements by which it is bound, all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over their business or properties.

          3.12 Registration Rights.  Except as provided in the Registration
               -------------------
Rights Agreement, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.


          3.13 Financial Statements.  The statements of operations and balance
               --------------------
sheets of BIS as of December 31, 1994 and June 30, 1995 and for the twelve (12) and six (6) month periods then ended (the "Financial Statements"), of BIS, included in the Private Placement Memorandum dated September 15, 1995 and previously delivered to the Investors (the "Placement Memorandum") are in accordance with the books and records of BIS and fairly set forth the consolidated operating results and financial condition of BIS for the twelve-month and six-month periods then ended and as of December 31, 1994 and June 30, 1995, respectively, on the basis described in the Placement Memorandum. The Financial Statements as of, and for the twelve months ended, December 31, 1994 have been prepared in accordance with generally accepted accounting principles ("GAAP"). The statement of operations data (shown on a pro forma basis) and balance sheet data (shown on an actual basis) of the Company, BIS and ExperNet as of June 30, 1995 and for the six-month period then ended, included in the Placement Memorandum, are in accordance with the books and records of the Company, BIS and ExperNet. Except as set forth or reserved for in the Financial Statements or as disclosed in the Placement Memorandum, the Company has no material liabilities, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1995, (ii) liabilities not in excess of $100,000 in the aggregate, and (iii) liabilities incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements.

          3.14 Disclosure.  This Agreement and the statements made in the
               ----------
Placement Memorandum, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, under the circumstances under which they were made, not misleading when taken as a whole; provided, that with respect to the
                                  --------  ----
projections, forecasts and expressions of opinion included therein and the statements set forth therein under the caption "Investment Considerations," the Company represents only that such projections, forecasts, expressions of opinion and statements were made in good faith and that the Company believes there is a reasonable basis therefor.

          3.15 Certain Actions.  Since June 30, 1995, (i) the Company has not
               ---------------
declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock and (ii) except as disclosed in the Placement Memorandum, neither the Company nor any Significant Subsidiary has (A) sold, exchanged or otherwise disposed of any material assets or rights other than in the ordinary course of business, or (B) entered into any material transactions with any of its officers, directors or employees or any entity controlled by any of such individuals.

          3.16 Activities Since Balance Sheet Date.  To the best of the
               -----------------------------------

Company's knowledge, since June 30, 1995, there has not been any event or condition of any type that has had or would reasonably be expected to have a Material Adverse Effect.

          3.17 Employee Benefit Plans.  None of the Company, BIS or ExperNet has
               ----------------------
any outstanding liabilities or accrued and unpaid funding obligations with respect to any Employee Benefit Plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974).

          3.18  Tax Returns. Payments and Elections.  The Company and each
                -----------------------------------
Significant Subsidiary has filed all United States federal and, to its knowledge, state tax returns and reports as required by law, and, to its knowledge, these returns and reports are true and correct in all material respects, except in each case where the same would not have a Material Adverse Effect or where adequate reserves therefor have been reflected in the Financial Statements. The Company and its Significant Subsidiaries have not been notified, nor do they otherwise have knowledge that, they are currently the subject of any ongoing audit by federal or state tax authorization. The Company has paid all taxes and other assessments shown on such returns as due, except those contested by it in good faith.

          3.19  Related Party Transactions.  Except as described in the
                --------------------------
Placement Memorandum, (i) no executive officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them; and (ii) to the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a material business relationship, or any firm or corporation that competes with the Company, except through ownership of stock in publicly traded companies.

     4.   REPRESENTATIONS WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS.  Each
          --------------------------------------------------------------
Investor hereby represents and warrants to, and agrees with, the Company, severally and not jointly, that:

          4.1   Authorization.  This Agreement, the Voting Agreement and the
                -------------
Registration Rights Agreement constitute such Investor's valid and legally binding obligations, enforceable in accordance with their respective terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Each Investor represents that such Investor has full power and authority to enter into this Agreement, the Registration Rights Agreement and the Voting Agreement.


          4.2   Purchase for Own Account.  This Agreement is made with each
                ------------------------
Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series B Stock to be purchased by such Investor and the Conversion Shares issuable upon conversion thereof are being acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Series B Stock and/or the Conversion Shares.

          4.3  Disclosure of Information.  Such Investor has received or has had
               -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by such Investor under this Agreement. Such Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access.
The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

          4.4  Investment Experience.  Such Investor understands and
               ---------------------
acknowledges that the purchase of the Purchased Shares involves substantial risk. Such Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Purchased Shares and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

          4.5  Accredited Investor Status.  Unless otherwise expressly indicated
               --------------------------
on Exhibit A to this Agreement, such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          4.6  Restricted Securities.  Each Investor understands that the

               ---------------------
Purchased Shares and the Conversion Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder (or any securities issuable upon conversion thereof) except as provided in the Registration Rights Agreement. Such Investor understands that no public market now exists for any of the Purchased Shares or the Conversion Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares or the Conversion Shares.

          4.7  Further Limitations on Disposition.  Without in any way limiting
               -----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

               (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) such Investor shall have furnished the Company, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares or Conversion Shares in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of Purchased Shares or Conversion Shares by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, (C) the estate of any such partner or shareholder, or (iii) for the transfer by gift, will or interstate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the
                                                    --------
foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 (other than Section 4.5) to the same extent as if the transferee were an original Investor hereunder.


          4.8  Legends. It is understood that the certificates evidencing the
               -------
Purchased Shares and the Conversion Shares will bear the legends set forth below:

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) Any legend required by the laws of the State of Delaware or any other state securities laws, including a legend substantially in the form of the following:

          THE SHARES EVIDENCED BY THIS CERTIFICATE: (1) ARE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE COMPANY AT THE OPTION OF THE HOLDER AT ANY TIME PRIOR TO AUTOMATIC CONVERSION THEREOF, AND (2) AUTOMATICALLY CONVERT INTO COMMON STOCK OF THE COMPANY IN THE EVENT OF A PUBLIC OFFERING MEETING CERTAIN REQUIREMENTS OR UPON CERTAIN CONSENTS OF THE HOLDERS OF THE COMPANY'S PREFERRED STOCK; ALL PURSUANT TO AND UPON THE TERMS AND CONDITIONS SPECIFIED IN THE COMPANY'S CERTIFICATE OF INCORPORATION. A COPY OF SUCH CERTIFICATE OF INCORPORATION MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Purchased Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares or Conversion Shares.

          4.9  Waiver of Conflicts.  Each Investor acknowledges that Morrison &
               -------------------
Foerster has represented other Investors in connection with transactions other than this Agreement and may represent others having interests adverse to the Investors in connection with matters unrelated to this Agreement. Each Investor hereby waives any conflict or alleged conflict arising as a result of such representation.

     5.   CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING.  The obligations of

          -----------------------------------------------
each Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver.

          5.1  Representations and Warranties True.  Each of the representations
               -----------------------------------
and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          5.3  Restated Articles Effective.  The Restated Certificate shall have
               ---------------------------
been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

          5.4  Compliance Certificate.  The Company shall have delivered to each
               ----------------------
Investor at the Closing a certificate signed on its behalf by its President, Chief Executive Officer, or Vice President-Finance certifying, on behalf of the Company, that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company not previously disclosed to the Investors in writing.

          5.5  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          5.6  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor's special counsel, Morrison & Foerster, which shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          5.7  No Material Change.  There shall have been no material adverse
               ------------------

change in the business, affairs, prospects, operations, properties, assets or condition of the Company.

          5.8  Registration Rights Agreement: Voting Agreement: Co-Sale
               --------------------------------------------------------
Agreement.  The Company and each Investor shall have executed and delivered the
---------
Registration Rights Agreement in the form attached to this Agreement as Exhibit
                                                                        -------
G (the "REGISTRATION RIGHTS AGREEMENT"); the Company, Gideon Gartner and each
-

Investor shall have executed and delivered the Amended and Restated Investor Rights and Voting Agreement in the form attached as Exhibit H (the "VOTING
                                                    ---------
AGREEMENT"); and the Company, Gideon Gartner and each Investor shall have executed and delivered the Co-Sale and Stock Restriction Agreement in the form attached as Exhibit I (the "CO-SALE AGREEMENT").
            ---------

          5.9  Opinion of Counsel.  The Investors shall have received the
               ------------------
opinion of Brobeck, Phleger & Harrison, dated the date of the Closing, as to the matters set forth in Exhibit J.
                     ---------

          5.10 Directors.  The Company's Bylaws shall provide for at least six
               ---------
Directors and the Company's Board of Directors shall have resolved to appoint Irwin Lieber to the position of Director effective as of the Closing.

          5.11 Minimum Shares Purchased.  A minimum of 2,285,696 shares of
               ------------------------
Series B Stock shall be purchased by the Investors at the Closing under this Agreement for a minimum aggregate purchase price of $8,000,000 and, effective as of the Closing, the Convertible Note shall be converted into an aggregate of 571,428 shares of Series B Stock.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of
          --------------------------------------------------
the Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such
Investor:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of such Investor contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.


          6.2  Payment of Purchase Price.  Each Investor shall have delivered to
               -------------------------
the Company the purchase price specified for such Investor on Exhibit A in
                                                              ---------
accordance with the provisions of Section 2.

          6.3  Restated Certificate Effective.  The Restated Certificate shall
               ------------------------------
have been accepted by the Secretary of State of the State of Delaware.

          6.4  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          6.5  Registration Rights Agreement.  Each Investor shall have
               -----------------------------
executed and delivered the Registration Rights Agreement and the Voting
Agreement.

          6.6  Minimum Shares Purchased.  A minimum of 2,285,696 shares of
               ------------------------
Series B Stock shall be purchased by the Investors at the Closing under this Agreement for a minimum aggregate purchase price of $8,000,000.00 and, effective as of the Closing, the Convertible Note shall be converted into an aggregate of 571,428 shares of Series B Stock.

     7.   COVENANTS OF THE COMPANY.
          ------------------------

          7.1  Delivery of Financial Statements.
               --------------------------------

          (a) The Company shall furnish to each Investor as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company (one hundred and twenty days in the case of the fiscal year ending December 31, 1995), an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders' equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited by a nationally recognized firm of independent public accountants selected by the Company and approved by its Board of Directors.

          (b) The Company shall deliver to each Investor as soon as practicable, but in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

          (c) The Company shall furnish to each Investor who (together with Investors which control it, are controlled by it, or are under common control with it) holds at least 800,000 shares of Series B Preferred Stock or Common Stock issued upon conversion thereof (each a "Major Investor") as soon as practicable, but in any event within thirty (30) days after the end of each month, an unaudited income statement and balance sheet as of the end of such month, in reasonable detail.

          (d) The Company shall furnish to each Major Investor as soon as practicable, but in any event thirty (30) days after the end of each fiscal year (sixty (60) days in the case of the fiscal year ended December 31, 1995), a budget and business plan for the next fiscal year; provided, however, that the Company's obligation to furnish a business plan may be waived by the Board of Directors (either by express waiver or by the failure of the Board of Directors to request preparation of a business plan).

          (e) Notwithstanding any provisions contained in this Section 7.1 to the contrary, the Company shall not be obligated under this Section 7.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          7.2  Inspection.  The Company shall permit each Major Investor, at
               ----------
such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, and shall provide such other information as may reasonably be requested by such, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company
                                           --------  -------
shall not be obligated pursuant to this Section 8.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information except to Major Investors who execute a confidentiality agreement in such form as the Company may reasonably request.

     8.   MISCELLANEOUS.
          -------------

          8.1  Survival of Warranties and Covenants. The representations,
               ------------------------------------
warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors, their counsel or the Company, as the case may be. The Company's obligations under Section 7.1 and 7.2 shall terminate (a) immediately prior to the closing of an underwritten public offering pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act of 1933, as amended (the "Act")) under the Act covering the Company's Common Stock, which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to the Company and any selling stockholder of at least $15,000,000, and which has a public offering price of not less than $5.25 per share (as appropriately adjusted for stock splits, combinations, reclassifications and the like), or (b)upon an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

          8.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal laws of the State of New York as applied to agreements among New York residents entered into and to he performed entirely within New York, without reference to principles of conflict of laws or choice of laws.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5  Headings.  The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          8.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Exhibit A or, in the case of the Company, at
                            ---------

               Giga Information Group, Inc.
               One Longwater Circle
               Norwell, MA 02061

               Attention:      Vice President - Finance

          with a copy to:

               Thomas A Bevilacqua, Esq.
               Brobeck, Phieger & Harrison
               One Market, Spear Street Tower
               San Francisco, CA 94105

or at such other address as any party or the Company may designate by giving ten
(10) days advance written notice to all other parties.

          8.7  Expenses.  Irrespective of whether the Closing is effected, the
               --------
Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of special counsel for all of the Investors not to exceed $18,000.

          8.8  No Finder's Fees.  Each party represents that it neither is nor
               ----------------
will be obligated for any finder's or broker's fee or commission in connection with this transaction, except as disclosed in the Placement Memorandum. Each Investor agrees to indemnity and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnity and hold harmless each Investor from any liability for any omission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.9  Amendments and Waivers.  Except as specified in Section 2.2, any
               ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and/or Conversion Shares representing at least a majority of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible and/or have been converted (excluding any of such shares that have been sold to the public or pursuant to SEC Rule
144). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in Section 5 may be waived with
--------- -------
respect to any Investor who does not consent thereto; and provided further, that
                                                          -------- -------
New Investors may become parties to this Agreement in accordance with Section
2.2 without any amendment of this Agreement or any consent or approval of any

Investor.

          8.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          8.11 Entire Agreement.  This Agreement, together with all exhibits and
               ----------------
schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          8.12 Further Assurances.  From and after the date of this Agreement,
               ------------------
upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                             SIGNATURE PAGE TO THE
                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:
-----------

GIGA INFORMATION GROUP, INC.
(A DELAWARE CORPORATION)


By: /s/ Gideon Gartner
   -------------------

Title:
      ----------------

                             SIGNATURE PAGE TO THE
                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT



THE INVESTORS:
-------------

Name of Investor:

21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer



21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer


21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer


Montsol Investments NV
By:  S/2/ Technology Corp.



By: /s/ Seymour L. Goldblatt
   -----------------------------------

Title: President S/2/ Technology Corp.
      --------------------------------




Executive Technology L.P.
By:  S/2/ Technology Corp. its General Partner



By: /s/ Seymour L. Goldblatt
   -----------------------------------

Title: President S/2/ Technology Corp.
      --------------------------------
which is the GP of Executive Technology
---------------------------------------



Core Technology Fund Inc.



By: /s/ Seymour L. Goldblatt
   -----------------------------------

Title: Managing Director
      --------------------------------


Sci Tech Investment Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By: /s/ Seymour L. Goldblatt
   -----------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------
which is the GP of Sci-Tech Investment
--------------------------------------
Partner
--------------------------------------


The Matrix Technology Group NV



By: /s/ Seymour L. Goldblatt
   ------------------------------------

Title: Managing Director
      ---------------------------------


Yale University

By:  S/2/ Technology Corp.



By: /s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------


Yale University Retirement Plan for Staff Employees
By:  S/2/ Technology Corp.



By: /s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------

SG Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By: /s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------
which is the GP of SG Partners
---------------------------------------

Derek Lemke-von Ammon



  /s/ Derek Lemke-von Ammon
 --------------------------
(Derek Lemke-von Ammon)


Haussmann Holdings



By: /s/ Dana Schmidt

   -----------------------------------
Title: Principal
     ---------------------------------

Montgomery Growth Partners, L.P.



By: /s/ Dana Schmidt
   -----------------------------------
Title: Principal
      --------------------------------
     Its General Partner, Montgomery Asset Management, L.P.


Montgomery Growth Partners, II, L.P.



By: /s/ Keith High
   -----------------------------------
Title: Keith High
      --------------------------------
      Its General Partner


Nosrob Investments, Ltd.


By: /s/ Dana Schmidt
    -----------------------------------

Title: Principal
       --------------------------------


Quota Fund, N.V.


By: /s/ Dana Schmidt
   ------------------------------------

Title: Principal
       ---------------------------------


Montgomery Small Cap Partners III, L.P.


By: /s/ Keith High
   ------------------------------------

Title: Keith High
      ---------------------------------

     Its General Partner

Lagunitas Partners, L.P.



By: /s/ John D. Gruber
   ------------------------------------


Gruber & McBaine International



By: /s/ J. Patterson McBaine
   ------------------------------------

Jon D. Gruber



  /s/ John D. Gruber
 --------------------------------------


J. Patterson McBaine



  /s/ J. Patterson McBaine
 --------------------------------------
(J. Patterson McBaine)


Kensington Partners L.P.



By: /s/ Dick Keim               , its General Partner
   -----------------------------

By:  Dick Keim

Title:
      ---------------------------------

Acorn Investment Trust



By:/s/ Roger Wagner
   ------------------------------------

Title: Chief Executive Officer
      ---------------------------------

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS

                                                         Shares         Cash         Date
             Investor Name                               Purchased      Tendered     Rec'd
             -------------                               ---------     ---------    -------

CLOSING OF NOVEMBER 9, 1995

1.  Geo Capital

21st Century Communications Partners, L.P.                968,615  $ 3,390,150.00   11/14
767 Fifth Avenue
New York, NY  10153
Attention:  Mr. Matthew Smith

21st Century Communications Foreign Partners, L.P.        130,397  $   456,390.00   11/14
767 Fifth Avenue
New York, NY  10153
Attention:  Mr. Matthew Smith

21st Century Communications T-E Partners, L.P.            329,560  $ 1,153,460.00   11/14
767 Fifth Avenue
New York, NY  10153
Attention:  Mr. Matthew Smith

2.  S. Squared

Montsol Investments N.V.                                   26,460  $    92,610.00   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

Executive Technology L.P.                                  66,080  $   231,280.00   11/13
c/o S/2/ Technology Corp.

515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

Core Technology Fund Inc.                                 184,339  $   645,186.50   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

                                                         Shares         Cash         Date
             Investor Name                               Purchased      Tendered     Rec'd
             -------------                               ---------     ---------    -------
Sci-Tech Investment Partners L.P.                          98,058  $   343,203.00   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

The Matrix Technology Group N.V.                           39,746  $   139,111.00   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

Yale University                                           332,581  $ 1,164,033.50   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

Yale University Retirement Plan for Staff Employees        25,752  $    90,132.00   11/14
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

SG Partners L.P.                                           84,127  $   294,444.50   11/13
c/o S/2/ Technology Corp.
515 Madison Avenue, Suite 4200
New York, NY  10022
Attention:  Ms. Nancy Sprague

3.  Wanger


Acorn Fund                                                600,000  $ 2,100,000.00   11/08
c/o Wagner Asset Management
227 West Monroe Street
Chicago, IL  60606
Attention:  Ms. Ellie Giorgis

4.  Montgomery

                                                         Shares         Cash         Date
             Investor Name                               Purchased      Tendered     Rec'd
             -------------                               ---------     ---------    -------
Montgomery Small Cap Partners III, L.P.                    40,000    -$140,000.00   11/08
c/o Fiduciary Trust (Cayman) Limited
One Capital Place
P.O. Box 1062
George Town, Grand Cayman, Cayman Islands
Attention:  Dana Schmidt

Montgomery Asset Management                               224,000  $   784,000.00   11/08
600 Montgomery Street
San Francisco, CA  94111
Attention:  Dana Schmidt

Haussmann Holdings                                        288,000  $ 1,008,000.00   11/08
c/o Montgomery Asset Management
600 Montgomery Street
San Francisco, CA  94111
Attention:  Dana Schmidt

Montgomery Growth Partners, L.P.                          400,000  $   140,000.00   11/08
c/o Montgomery Asset Management
600 Montgomery Street
San Francisco, CA  94111
Attention:  Dana Schmidt

Montgomery Growth Partners II, L.P.                        96,000  $   336,000.00   11/08
c/o Fiduciary Trust (Cayman) Limited
One Capital Place
George Town, Grand Cayman, Cayman Islands
Attention:  Dana Schmidt

Nosrob Investments Ltd.                                    48,000  $   168,000.00   11/08
c/o Montgomery Asset Management
600 Montgomery Street
San Francisco, CA  94111

Attention:  Dana Schmidt

Derek Lemke-von Ammon                                       2,857  $     9,999.50   11/10
c/o Montgomery Asset Management
600 Montgomery Street
San Francisco, CA  94111

5.  Kensington Partners

                                                         Shares         Cash         Date
             Investor Name                               Purchased      Tendered     Rec'd
             -------------                               ---------     ---------    -------

Kensington Partners, L.P.                                  88,000    -$308,000.00   11/13
237 Park Avenue
New York, New York 10017
Attention:  Dick Kine

6.  Gruber & McBaine

Lagunitas Partners, L.P.                                  221,400  $   774,900.00   11/09
c/o Gruber and McBaine Capital Management
50 Osgood Place
San Francisco, CA  94133

Gruber & McBaine International                             35,680  $   124,880.00   11/09
c/o Gruber and McBaine Capital Management
50 Osgood Place
San Francisco, CA  94133

Jon D. Gruber                                              28,560  $    99,960.00   11/09
c/o Gruber and McBaine Capital Management
50 Osgood Place
San Francisco, CA  94133

J. Patterson McBaine                                       28,560  $    99,960.00   11/09
c/o Gruber and McBaine Capital Management                          --------------
50 Osgood Place
San Francisco, CA  94133


Total:                                                             $14,093,700.00
                                                                   ==============

                  AMENDMENT NO. 1 TO SERIES B PREFERRED STOCK
                               PURCHASE AGREEMENT


     THIS AMENDMENT NO. 1 dated as of December 5, 1995 to the Series B Preferred Stock Purchase Agreement, dated November 13, 1995 (the "Purchase Agreement") by and among Giga Information Group, Inc. (the "Company"), and the purchasers listed on Exhibit A thereto (the "Purchasers").

     WHEREAS, Section 2.2(a) of the Purchase Agreement, as executed on November 13, 1995, provides that:

     Conditions of Additional Closing.  At any time or times within thirty (30)
     --------------------------------
days immediately following the Closing, the Company may, at one or more closings (each an "ADDITIONAL CLOSING"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("NEW INVESTORS"), at a price of not less than $3.50 per share, up to that number of shares of Series B Stock that is equal to 5,142,856 shares of Series B Stock less the number of shares of Series B Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and upon conversion of the Convertible Note (as defined in Section 3.4(c)). New Investors may include persons or entities who are already Investors under this Agreement.

     WHEREAS, the Company has requested an extension of the period in which it may hold an Additional Closing to enable it to offer and sell shares of its Series B Preferred Stock ("Series B Stock") to certain persons who are currently stockholders, directors, or officers of, or advisors to, or who have other business relationships with, the Company;

     WHEREAS, the parties hereto wish to amend the Series B Purchase Agreement pursuant to Section 8.9 thereof, to provide for such an extension, as hereinafter provided;

     NOW THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   The Company and each of the Purchasers signing below hereby agree that
Section 2.2(a) of the Purchase Agreement is hereby amended to read in its entirety as follows:

     Conditions of Additional Closing. At any time or times on or before January
     --------------------------------
20, 1996, the Company may, at one or more closings (each an "ADDITIONAL CLOSING"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("NEW INVESTORS"), at a price of not less than $3.50 per share, up to that number of shares of Series B Stock that is equal to 5,142,856 shares of Series B Stock less the number of shares of Series B Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and upon conversion of the Convertible Note (as defined in Section 3.4(c)); provided that each New Investor shall have been, as of November 13, 1995: (i) an employee of, or advisor to, the Company, (ii) an individual specified in Exhibit I to Amendment No. 1 to the
                                             ---------
Purchase Agreement, or (iii) an affiliate of any of the foregoing. New Investors may include persons or entities who are already Investors under this Agreement.

     Wherever the Purchase Agreement is itself referred to in the Purchase Agreement, it shall mean the Purchase Agreement as amended by this Amendment No. 1.

     2. The Company and the New Investors purchasing Series B Stock at any Additional Closing will execute counterpart signature pages to this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement (each as defined in the Purchase Agreement), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after any Additional Closing, Exhibit A to
                                                                    ---------
the Purchase Agreement will be amended by the Company to list the New Investors purchasing shares of Series B Stock hereunder and the number of shares of Series B Stock purchased by each New Investor under the Purchase Agreement at the Additional Closing.

     3. Upon the completion of an Additional Closing as provided in the Purchase Agreement as amended hereby, each New Investor will be deemed to be an "INVESTOR" for all purposes of the Purchase Agreement, the Registration Rights Agreement and the Co-Sale Agreement, and a "SERIES B PURCHASER" for purposes of the Voting Agreement.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned (or sufficient of them) have executed this Amendment No. 1 to the Series B Preferred Stock Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

GIGA INFORMATION GROUP, INC.
(a Delaware corporation)




By:/s/Gideon Gartner
   ------------------------------

Title:
      ---------------------------

                   SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


THE INVESTORS:
-------------

Name of Investor:

21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   ------------------------------------
        Irwin Lieber
Title:  Treasurer



21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -----------------------------------
        Irwin Lieber
Title:  Treasurer



21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -----------------------------------
        Irwin Lieber
Title:  Treasurer

Montsol Investments NV
By:  S/2/ Technology Corp.



By:/s/Seymour L. Goldblatt
   -----------------------------------

Title: President S/2/ Technology Corp.
      --------------------------------



Executive Technology L.P.
By:  S/2/ Technology Corp. its General Partner



By:/s/Seymour L. Goldblatt
   -----------------------------------

Title: President S/2/ Technology Corp.
      --------------------------------
which is the GP of Executive Technology
---------------------------------------



Core Technology Fund Inc.



By: /s/Seymour L. Goldblatt
   -----------------------------------

Title: Managing Director
      --------------------------------

Sci Tech Investment Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By: /s/Seymour L. Goldblatt
   ------------------------------------


Title: President, S/2/ Technology Corp.
      ---------------------------------
which is the GP of Sci-Tech Investment
---------------------------------------
Partner
-------


The Matrix Technology Group NV



By:/s/Seymour L. Goldblatt
   ------------------------------------

Title: Managing Director
      ---------------------------------


Yale University
By:  S/2/ Technology Corp.



By:/s/Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------


Yale University Retirement Plan for Staff Employees
By:  S/2/ Technology Corp.



By:/s/Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------

SG Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By:/s/Seymour L. Goldblatt
   -------------------------------------


Title: President, S/2/ Technology Corp.
      ----------------------------------
which is the GP of SG Partners
----------------------------------------

Derek Lemke-von Ammon



  /s/ Derek Lemke-von Ammon
 --------------------------
(Derek Lemke-von Ammon)

Kensington Partners L.P.



By:/s/Dick Keim
   ------------------------------------

By:  Dick Keim

Title:
      ---------------------------------

Acorn Investment Trust



By: /s/Roger Wagner
   ------------------------------------

Title: Chief Executive Officer
       --------------------------------

                   AMENDMENT NO.2 TO SERIES B PREFERRED STOCK
                               PURCHASE AGREEMENT


     THIS AMENDMENT NO. 2 dated as of February 19, 1996 to the Series B Preferred Stock Purchase Agreement, dated November 13, 1995 (the "Purchase Agreement") by and among Giga Information Group, Inc. (the "Company"), and the purchasers listed on Exhibit A thereto (the "Purchasers").

     WHEREAS, Section 2.2(a) of the Purchase Agreement, as executed on November 13, 1995, provides that:

     Conditions of Additional Closing.  At any time or times within thirty (30)
     --------------------------------
days immediately following the Closing, the Company may, at one or more closings (each an "ADDITIONAL CLOSING"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("NEW INVESTORS"), at a price of not less than $3.50 per share, up to that number of shares of Series B Stock that is equal to 5,142,856 shares of Series B Stock less the number of shares of Series B Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and upon conversion of the Convertible Note (as defined in Section 3.4(c)). New Investors may include persons or entities who are already Investors under this Agreement.

     WHEREAS, the Company has requested an extension of the period in which it may hold an Additional Closing to enable it TO OFFER and sell shares of its Series B Preferred Stock ("Series B Stock") to certain persons who are currently stockholders, directors, or officers of, or advisors to, or who have other business relationships with, the Company;

     WHEREAS, the parties hereto wish to amend the Series B Purchase Agreement pursuant to Section 8.9 thereof, to provide for such an extension, as hereinafter provided;

     NOW THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   The Company and each of the Purchasers signing below hereby agree that
Section 2.2(a) of the Purchase Agreement is hereby amended to read in its entirety as follows:

          Conditions of Additional Closing. At any time or times on or before
          --------------------------------
February 29, 1996, the Company may, at one or more closings (each an "ADDITIONAL CLOSING"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("NEW INVESTORS"), at a price of not less than $3.50 per share, up to that number of shares of Series B Stock that is equal to 5,400,000 shares of Series B Stock less the number of shares of Series B Stock actually issued and sold by the Company prior to such Additional Closing pursuant to this Agreement and upon conversion of the Convertible Note (as defined in Section 3.4(c)); provided that each New Investor shall have been, as of November 13, 1995: (i) an employee of, or advisor to, the Company, (ii) an individual specified in Exhibit I to Amendment No. 2 to the
                                             ---------
Purchase Agreement, or (iii) an affiliate of any of the foregoing. New Investors may include persons or entities who are already Investors under this Agreement.

     Wherever the Purchase Agreement is itself referred to in the Purchase Agreement, it shall mean the Purchase Agreement as amended by this Amendment No.2.

     2. The Company and the New Investors purchasing Series B Stock at any Additional Closing will execute counterpart signature pages to this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement (each as defined in the Purchase Agreement), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement, the Registration Rights Agreement, the Voting Agreement and the Co-Sale Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after any Additional Closing, Exhibit A to
                                                                    ---------
the Purchase Agreement will be amended by the Company to list the New Investors purchasing shares of Series B Stock hereunder and the number of shares of Series B Stock purchased by each New Investor under the Purchase Agreement at the Additional Closing.

     3. Upon the completion of an Additional Closing as provided in the Purchase Agreement as amended hereby, each New Investor will be deemed to be an "INVESTOR" for all purposes of the Purchase Agreement, the Registration Rights Agreement and the Co-Sale Agreement, and a "SERIES B PURCHASER" for purposes of the Voting Agreement.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned (or sufficient of them) have executed this Amendment No. 2 to the Series B Preferred Stock Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

GIGA INFORMATION GROUP, INC.
(a Delaware corporation)



By: /s/ Kenneth E Marshall

   ------------------------------------

Title:    President & CEO
          -----------------------------

                    SIGNATURE PAGE TO AMENDMENT NO.2 TO THE
                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


THE INVESTORS:
-------------

Name of Investor:

21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -------------------------------------
        Irwin Lieber
Title:  Treasurer



21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   -------------------------------------
        Irwin Lieber
Title:  Treasurer



21st Century Communications Partners, L.P.
By:  Infomedia Associates, Ltd., a General Partner



By: /s/ Irwin Lieber
   ------------------------------------
        Irwin Lieber
Title:  Treasurer

Montsol Investments NV
By:  S/2/ Technology Corp.



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: President S/2/ Technology Corp.
      ---------------------------------



Executive Technology L.P.
By:  S/2/ Technology Corp. its General Partner



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: President S/2/ Technology Corp.
      ---------------------------------
which is the GP of Executive Technology
---------------------------------------



Core Technology Fund Inc.



By: /s/ Seymour L. Goldblatt
    ------------------------------------

Title: Managing Director
      ---------------------------------

Sci Tech Investment Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By: /s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.

      ---------------------------------
which is the GP of Sci-Tech Investment
---------------------------------------
Partner
---------------------------------------


The Matrix Technology Group NV



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: Managing Director
      --------------------------------


Yale University
By:  S/2/ Technology Corp.



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------


Yale University Retirement Plan for Staff Employees
By:  S/2/ Technology Corp.



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.
      ---------------------------------

SG Partners L.P.
By:  S/2/ Technology Corp., its General Partner



By:/s/ Seymour L. Goldblatt
   ------------------------------------

Title: President, S/2/ Technology Corp.

      ---------------------------------
which is the GP of SG Partners
---------------------------------------

Derek Lemke-von Ammon



  /s/ Derek Lemke-von Ammon
 --------------------------
(Derek Lemke-von Ammon)

Kensington Partners L.P.



By: /s/ Dick Keim
   -------------------------------------

By:  Dick Keim

Title: General Partner
       ---------------------------------


Acorn Investment Trust



By:/s/ Roger Wagner
   ------------------------------------

Title: Cheif Executive Officer
      ---------------------------------

                                           Shares         Cash         Date
             Investor Name                Purchased      Tendered     Rec'd
             -------------                ---------     ---------    ------

CLOSING OF FEBRUARY 29, 1996

Neill and Linda Brownstein                  16,000  $    56,000.00   2/29
536 West Crescent Drive
Palo Alto, CA  94301

Adam J. Brownstein                           6,000  $    21,000.00   2/29
536 West Crescent Drive
Palo Alto, CA  94301

Todd D. Brownstein                           6,000  $    21,000.00   2/29
536 West Crescent Drive
Palo Alto, CA  94301

Will P. Gordon                               6,000  $    21,000.00   2/29
536 West Crescent Drive
Palo Alto, CA  94301

Emily G. Hamilton                            6,000  $    21,000.00   2/29
536 West Crescent Drive
Palo Alto, CA  94301

Richard J. Foudy                            14,286  $    50,001.00
780 Cedar Brook Lane
Southport, CT  06490

Cornelius T. Ryan                           14,286  $    50,001.00
315 Post Road West
Westport, CT  06880

Frederick G. Smith                          57,143  $   200,000.50
435 East 57th Street, Apt. 5C
New York, NY  10022

Michael J. Kolesar                          20,000  $    70,000.00   2/28
Giga Information Group, Inc.
1 Longwater Circle
Norwell, MA  02061

Christopher J. DiVecchio                     6,000  $    21,000.00   2/28
254 Main Street, #1C
Southport, CT  06490

                                        Shares         Cash         Date
             Investor Name              Purchased      Tendered     Rec'd
             -------------              ---------     ---------    ------

Martin P. DuRoss                           1,300  $     4,550.00   2/28
15120 Eclipse Drive
Manassas, VA  22111

Susan Tracy Wheeler                       25,000  $    87,500.00   2/28
2 Bonnie Brook Road
Westport, Connecticut 06880

John B. Landry                            28,571  $    99,998,50
62 Old Connecticut Path
Wayland, MA  01778

RRE Giga Investors II, L.P.              288,571  $ 1,009,998.50   2/28
126 East 56th Street, 22nd Floor
New York, New York 10022
Attention:  Mr. Stuart Ellman

Harry Edelson                             14,286  $    50,001.00
Edelson Technology Partners
Whiteweld Centre
300 Tice Boulevard
Woodcliff Lake, NJ  07675

Edelson Technology Partners III           85,715  $   300,002.50
Whiteweld Centre
300 Tice Boulevard
Woodcliff Lake, NJ  07675
Attention:  Mr. Harry Edelson

Derek Lemke-von Ammon                      2,857  $     9,999.50   2/28
Montgomery Securities
600 Montgomery Street
San Francsico, CA  94111

Gilo Family Partnership                   16,000  $    56,000.00   2/28
100 Why Worry Lane
Woodside, CA  94062
Attention:  Davidi Gilo

Robert E. Cook                            60,000  $   210,000.00   2/28
572 Park Avenue, 2nd Floor                        --------------
Park City, UT  84060


Total:                                            $ 2,359,052.50
                                                  ==============

THE INVESTORS:
-------------

Name of Investor:


Neill and Linda Brownstein
--------------------------------------

By:  /s/ Neill H. Brownstein
     ----------------------------------

Name:
     ----------------------------------
Title:
      ---------------------------------

Name of Investor:


Adam J. Brownstein
---------------------------------------

By:/s/ Adam J. Brownstein
   ------------------------------------

Name:
    -----------------------------------
Title:
      ---------------------------------

Name of Investor:


Robert E. Cook
---------------------------------------

By:/s/ Robert E. Cook
   ------------------------------------

Name:
     ----------------------------------
Title:
      ---------------------------------

Name of Investor:



Christopher J. DiVecchio
------------------------

By: /s/ Christopher J. DiVecchio
   ------------------------------------

Name:
     ----------------------------------
Title:
     ----------------------------------

Name of Investor:


By: /s/ Martin P. DuRoss
   ------------------------------------

Name: Martin P. DuRoss
     ----------------------------------
Title:
      ---------------------------------

Name of Investor:


Harry Edelson
---------------------------------------

By:/s/ Harry Edelson
   ------------------------------------

Name:
    -----------------------------------
Title:
     ----------------------------------

Name of Investor:


Edelson Technology Partners III
---------------------------------------

By: /s/ Harry Edelson
   ------------------------------------

Name:
     ----------------------------------
Title:
      ---------------------------------

Name of Investor:


Richard J. Foudy
----------------------------------------

By: /s/ Richard J. Foudy
    ------------------------------------

Name:
     -----------------------------------
Title:
      ----------------------------------

Name of Investor:


Gilo Family Partnership
---------------------------------------

By:  /s/ Davidi Gilo
     ----------------------------------

Name: Davidi Gilo
     ----------------------------------
Title:
     ----------------------------------

Name of Investor:


Michael J. Kolesar
--------------------------------------

By:/s/ Michael J. Kolesar
   ------------------------------------

Name:
     ----------------------------------
Title:
      ---------------------------------

Name of Investor:


/s/ John B. Landry
---------------------------------------

By: John B. Landry

   ------------------------------------

Name:
     ----------------------------------
Title:
     ----------------------------------

Name of Investor:


Derek Lemke-von Ammon
---------------------------------------

By: /s/ Derek Lemke-von Ammon
   ------------------------------------

Name:
     ----------------------------------
Title:
     ----------------------------------

Name of Investor:

RRE GIGA INVESTORS II, L.P.
By:  RRE PARTNERS, L.L.C.,
     as General Partner
---------------------------------------
     By:  RRE Investors, L.L.C.,
          as Managing Member

By:  /s/ Stuart J. Ellman
     ----------------------------------

Name: Stuart J. Ellman
     -----------------------------------
Title:      Class A Member
           -----------------------------

Name of Investor:


Cornelius T. Ryan
---------------------------------------

By:  /s/ Cornelius T. Ryan
     ----------------------------------

Name:
     ----------------------------------
Title:
     ----------------------------------

Name of Investor:


Frederick G. Smith
---------------------------------------

By:  /s/ Frederick G. Smith
     ----------------------------------

Name:
     ----------------------------------
Title:
     ----------------------------------


Name of Investor:


Susan Tracy Wheeler
---------------------------------------

By:  /s/ Susan Tracy Wheeler
     ----------------------------------

Name:
     ----------------------------------
Title:
      ---------------------------------


Name of Investor:


Will P. Gordon
---------------------------------------

By:  /s/ Will P. Gordon
     ----------------------------------


Name of Investor:

Todd D. Brownstein
---------------------------------------

By:  /s/ Todd D. Brownstein
     ----------------------------------


Name of Investor:


Emily G. Hamilton
---------------------------------------

By:  /s/ Neill H. Brownstein
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     Father